--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION



                              Washington, DC 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 12, 2001


                              Avondale Incorporated
                             ----------------------
             (Exact name of registrant as specified in its charter)


        Georgia                    33-68412                 58-0477150
------------------------   ------------------------ ---------------------------
(State of Incorporation)   (Commission File Number) (IRS Employer Identification
                                                                No.)


          506 South Broad Street
             Monroe, Georgia                                   30655
------------------------------------------             ------------------------
 (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (770) 267-2226


          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

         On October 12, 2001, Avondale Incorporated, a Georgia-based textile producer, reported results for its fiscal year ended August 31, 2001. Sales for the year declined 8% to $772,768,000 from $836,544,000 in fiscal 2000. Earnings fell to $1,257,000 from $33,003,000 in fiscal 2000.

         G. Stephen Felker, Chairman, President and Chief Executive Officer, explained that three external forces influenced these results. The economic downturn in Asia in the late 1990's led to the deterioration of most Asian currencies against the American dollar. Several Asian currencies have weakened as much as 50% against the dollar since 1995. This creates a disadvantage for producers whose costs are denominated in dollars.

         The weakness in consumer demand throughout the world has resulted in an abundance of apparel goods in the United States economy as foreign producers have focused on its market.

         Additionally, a recent decline in consumer spending for apparel in the United States has softened demand for Avondale's products.

         Mr. Felker remarked that, "Despite these poor market conditions, Avondale is excellently positioned. Our capital expenditure program, which expended $91 million in fiscal 2001, was well timed and extremely appropriate for the situation in which we find ourselves today. Avondale's costs continue to decline. We are taking extraordinary measures to reduce overhead, also appropriate to the economic environment."

         A copy of the press release relating to Avondale Incorporated's results of operations is attached hereto as Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Text of Press Release of Avondale Incorporated, dated October 12, 2001.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 12, 2001                       AVONDALE INCORPORATED



                                             By: /s/ Jack R. Altherr, Jr.
                                                --------------------------------
                                                  Jack R. Altherr, Jr.
                                                  Vice Chairman and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT NUMBER AND DESCRIPTION

99.1     Text of Press Release of Avondale Incorporated, dated
         October 12, 2001